COMMITMENTS	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS

16. COMMITMENTS

Non-cancellable operating leases

The following table sets forth our contractual obligations as of December 31, 2022.

	Payment due by December 31
	Total	2023	2024	2025	2026
Operating lease commitments for property management expenses under lease agreements	$83,876	$38,712	$38,712	$6,452	$-

Legal proceedings

A labor dispute exists between the Company and Xiaogang Qin, who is the resigned employee of the Company. On February 25, 2022, Xiaogang Qin applied the labor dispute to the Shenzhen Bao’an District Labor and Personnel Dispute Arbitration Commission. According to the Civil Judgement issued by the Shenzhen Bao’an District Labor and Personnel Dispute Arbitration Commission on March 22, 2022, the Company was ordered to pay the mediation fee of RMB 273,340 (approximately, $39,631). As of the date of this annual report, the case was closed.